UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 2, 2005

WellCare Health Plans, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8725 Henderson Road, Renaissance One, Tampa, Florida		33634
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(813) 290-6200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The Registrant previously disclosed its entry into certain contracts or amendments thereto on Current Reports on Form 8-K filed on August 18, 2005, September 23, 2005 and September 27, 2005. At the time of the filing of such Current Reports on Form 8-K, the actual contracts or amendments were not available.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 Amendment No. 8 to AHCA contract between the State of Florida, Agency for Health Care Administration and Well Care HMO, Inc. d/b/a StayWell Health Plan of Florida.
10.2 Amendment No. 7 to AHCA contract between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc.
10.3 Contract between Centers for Medicare & Medicaid Services and WellCare Prescription Insurance, Inc.
10.4 Contract (H0712) between Centers for Medicare & Medicaid Services and WellCare of Connecticut, Inc.
10.5 Contract (H1032) between Centers for Medicare & Medicaid Services and WellCare of Florida, Inc.
10.6 Contract (H1112) between Centers for Medicare & Medicaid Services and WellCare of Georgia, Inc.
10.7 Contract (H11416) between Centers for Medicare & Medicaid Services and Harmony Health Plan of Illinois, Inc.
10.8 Contract (H1903) between Centers for Medicare & Medicaid Services and WellCare of Louisiana, Inc.
10.9 Contract (H3361) between Centers for Medicare & Medicaid Services and WellCare of New York, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WellCare Health Plans, Inc.

November 2, 2005	By:	/s/ Thaddeus Bereday

Name: Thaddeus Bereday
Title: Senior Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 8 to AHCA contract between the State of Florida, Agency for Health Care Administration and Well Care HMO, Inc. d/b/a StayWell Health Plan of Florida.
10.2	Amendment No. 7 to AHCA contract between the State of Florida, Agency for Health Care Administration and HealthEase of Florida, Inc.
10.3	Contract between Centers for Medicare & Medicaid Services and WellCare Prescription Insurance, Inc.
10.4	Contract (H0712) between Centers for Medicare & Medicaid Services and WellCare of Connecticut, Inc.
10.5	Contract (H1032) between Centers for Medicare & Medicaid Services and WellCare of Florida, Inc.
10.6	Contract (H1112) between Centers for Medicare & Medicaid Services and WellCare of Georgia, Inc.
10.7	Contract (H11416) between Centers for Medicare & Medicaid Services and Harmony Health Plan of Illinois, Inc.
10.8	Contract (H1903) between Centers for Medicare & Medicaid Services and WellCare of Louisiana, Inc.
10.9	Contract (H3361) between Centers for Medicare & Medicaid Services and WellCare of New York, Inc.